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                                                                    EXHIBIT 10.6


                                SEAL FLEET, INC.

                     AMENDED 1996 LONG-TERM INCENTIVE PLAN



              Adopted by the Board of Directors on August 14, 1996
                            Amended March 21, 1997


1.      PURPOSE

         The 1996 Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Seal Fleet, Inc. ("Seal Fleet") by offering those directors, executive officers, key employees and outside consultants of Seal Fleet who are primarily responsible for the management, growth and success of the business of Seal Fleet, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of or to provide services to Seal Fleet.

2.      DEFINITIONS

         For all purposes of this Plan, the following terms shall have the following meanings:

         "Common Stock" means Seal Fleet common stock, $.10 par value.

         "Non-Statutory Options" means stock options not qualified under Section 422 of the Internal Revenue Code of 1986, as amended.

         "Restricted Shares" means shares of Common Stock which have not been registered under federal securities law.

         "Retirement" means a Participant's termination of employment or association after attaining age 62.

         "Subsidiary" means any company which Seal Fleet owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

3.      ADMINISTRATION

         The Plan shall be administered by a Committee (the "Committee") of not less than two non-employee directors of Seal Fleet selected by, and serving at the pleasure of, Seal Fleet's Board of Directors (the "Seal Fleet Board"). To qualify as a "non-employee director," a person must be a member of the Seal Fleet Board who (i) is not currently an officer or employee of Seal Fleet or any Subsidiary, (ii) has not received compensation for serving as a consultant or in any other non-director capacity or had an interest in any transaction with Seal Fleet or any Subsidiary that exceeds $60,000, or (iii) has not been engaged through another party in a business

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relationship with Seal Fleet (such as that of a lawyer or investment banker).
Non-employee directors shall qualify as such as provided under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 ("Exchange Act"). In the event that Seal Fleet does not have two non-employee directors, the Plan shall be administered by the Seal Fleet Board.

         Initially, the Company or Subsidiary will recommend to the Committee persons to whom awards may be granted. The Committee then shall have the authority, subject to the terms of the Plan, to determine, based upon recommendations, the persons to whom awards shall be granted ("Participants"), the number of shares covered by each award, the time or times at which awards shall be granted, the timing of when awards shall vest, and the terms and provisions of the instruments by which awards shall be evidenced, and to interpret the Plan and make all determinations necessary or advisable for its administration. The Committee shall notify the Seal Fleet Board of all decisions concerning awards granted to Participants under the Plan, the interpretation thereof, and determinations concerning its administration.

         Notwithstanding the foregoing, (i) the initial awards of Non-Statutory Options under this Plan and the terms of such awards shall be as set forth in "Schedule A" attached hereto and incorporated herein by this reference, and such awards shall not be modified or amended except in accordance with Section 9 or with the consent of the respective Participants, and (ii) other than the initial awards, any additional awards to members of the committee must also be approved in advance by a majority of the disinterested members of the Seal Fleet Board.

4.      ELIGIBILITY

         Only persons who are employees, outside consultants, officers or directors of Seal Fleet or of any Subsidiary shall be granted awards.

5.      STOCK SUBJECT TO THE PLAN

         The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Seal Fleet may either issue authorized but unissued Common Stock or Seal Fleet may transfer issued Common Stock held in its treasury. Each of the respective boards of Seal Fleet and Subsidiaries will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 600,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

6.      GRANTING OF oPTIONS

         The date of grant of options to Participants under the Plan will be the date on which the options are awarded by the Committee. The grant of any option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of options.

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7.      TERMS AND CONDITIONS OF OPTIONS

         Options shall be designated Non-Statutory Options and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

         7.1    OPTION PRICE

         The option price per share for an option shall be the fair market value of the Common Stock underlying the option on the day the option is granted. Fair market value shall be an amount equal to the average closing bid price of the Common Stock for the five trading days immediately preceding the day of grant as reported on the National Daily Quotation Service ("Pink Sheets") or the last reported sale price of the Common Stock on the day of grant on any stock exchange on which the Common Stock may be listed from time to time, or if there was no such sale price on the day of grant, on the day next preceding the day of grant on which there was such a sale. The option price shall be paid (i) in cash, or (ii) in Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock, including Common Stock underlying the option being exercised. The fair market value of Common Stock delivered to Seal Fleet pursuant to the immediately preceding sentence shall be determined on the average closing bid price of the Common Stock for the five trading days immediately preceding the day of exercise as reported on the Pink Sheets or the last reported sale price of the Common Stock on the day of exercise on any stock exchange on which the Common Stock may be listed from time to time, or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

         7.2    TERM AND EXERCISE OF OPTIONS

         Except in special circumstances, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee. However the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at a date earlier than initially established, if the Committee deems such provision to be in the interests of Seal Fleet or necessary to realize the reasonable expectation of the optionee.

         After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. After becoming exercisable an option may be exercised by the optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

         Upon the exercise of a stock option, the purchase price will be payable in full in cash or Common Stock, or a combination thereof, as provided in Paragraph 7.1. Any shares of

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Common Stock so assigned and delivered to Seal Fleet or the Subsidiary, as applicable, in payment or partial payment of the purchase price will be valued at fair market value on the exercise date. Upon the exercise of an option, Seal Fleet or a Subsidiary, as applicable, shall withhold from the shares of Common Stock to be issued to the Participant the number of shares necessary to satisfy Seal Fleet's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' fair market value on the date of exercise.

         7.3    TERMINATION OF EMPLOYMENT OR ASSOCIATION

         If an optionee ceases, other than by reason of death or Retirement, to be employed or associated with Seal Fleet, all options granted to such optionee and exercisable on the date of termination of employment or association shall expire on the earlier of (i) the tenth anniversary after the date of grant, or
(ii) three months after the day such optionee's employment or association ends.

         In the event of optionee's Retirement, all options granted to such optionee, and exercisable on the date of such optionee's Retirement shall expire on the earlier of (i) the tenth anniversary after the date of grant, or (ii) the second anniversary of the day of such optionee's Retirement.

         Any installment not exercisable on the date of such termination or Retirement shall expire and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

         Any award under this Plan to a Participant who suffers a termination of employment or association may be accelerated, paid or continued if the Committee, in the exercise of its absolute discretion, determines that such action is in the best interests of Seal Fleet and equitable to the Participant. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's termination of employment or such other factors as the Committee determines are relevant to its decision to continue the award.

         7.4    EXERCISE UPON DEATH OF OPTIONEE

         If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant, or (ii) the first anniversary of such optionee's death. On the earlier of such dates, the option shall terminate.

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         7.5    ASSIGNABILITY

         No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution and during the lifetime of the optionee the option shall be exercisable only by such optionee; provided, however, that an optionee may assign the option to another Participant with the prior written consent of the Seal Fleet Board.

8.      RESTRICTED SHARE AWARDS

         8.1    GRANT OF RESTRICTED SHARE AWARDS

         The Committee will determine for each Participant the time or times when Restricted Shares shall be awarded and the number of shares of Common Stock to be covered by each Restricted Share award.

         8.2    RESTRICTIONS

         Shares of Common Stock issued to a Participant as a Restricted Share award will be subject to the following restrictions ("Share Restrictions"):

                (a) Except as set forth in Paragraphs 8.4 and 8.5, upon the termination of employment or association of a participant, all of the Restricted Shares subject to a Restricted Share award will be forfeited and returned to Seal Fleet or, in the event such Restricted Shares were provided to the Participant from shares of Common Stock purchased by the Subsidiary, then the Restricted Shares will be forfeited and returned to the Subsidiary. In either case, all rights of the Participant to such Restricted Shares will terminate without any payment of consideration by Seal Fleet or the Subsidiary with which the Participant is employed or associated, unless the Participant maintains his or her employment or association (including membership on the Seal Fleet Board or consulting arrangements) with Seal Fleet or a Subsidiary for a period of time determined by the Committee.

                (b) During the longer of the restriction period ("Restriction Period") relating to a Restricted Share award or a period of six months and one day from the date of the award, none of the Restricted Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

                (c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Shares sold or granted pursuant to the Plan will remain in the physical custody of Seal Fleet or the employing Subsidiary or an escrow holder during the Restriction Period.

                (d) Each certificate representing a Restricted Share sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Share.

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                (e)     The Committee may impose other restrictions on any
         Restricted Shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such share or shares of the same class are then listed and under any state securities laws or other securities laws applicable to such shares.

         8.3    RIGHTS AS A STOCKHOLDER

         Except as set forth in Paragraph 8.2(b), the recipient of a Restricted Share award will have all of the rights of a stockholder of Seal Fleet with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive all dividends or other distributions made with respect to the Restricted Shares.

         8.4    LAPSE OF RESTRICTIONS AT TERMINATION OF EMPLOYMENT

         In the event of the termination of employment or association of a Participant during the Restriction Period by reason of death, total and permanent disability, Retirement, or discharge from employment or association other than a discharge for cause, the Committee may, at its discretion, remove Share Restrictions on Restricted Shares subject to a Restricted Share award.

         Restricted Shares to which the Share Restrictions have not so lapsed will be forfeited and returned to Seal Fleet as provided in Paragraph 8.2(a).

         8.5    LAPSE OF RESTRICTIONS AT DISCRETION OF THE COMMITTEE

         The Committee may shorten the Restriction Period or remove any or all Share Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of Seal Fleet and equitable to the Participant.

         8.6    LISTING AND REGISTRATION OF SHARES

         Seal Fleet may, in its reasonable discretion, postpone the issuance and/or delivery of Restricted Shares until completion of stock exchange listing, or registration, or other qualification of such Restricted Shares under any law, rule or regulation.

         8.7    DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Shares to which such Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant. If a Participant fails effectively to designate a beneficiary, then such Participant's estate will be deemed to be the beneficiary.

         8.8    WITHHOLDING OF TAXES FOR RESTRICTED SHARES

         When the Participant, as holder of the Restricted Shares, recognizes income, either on the date of grant or the date the restrictions lapse, Seal Fleet or a Subsidiary, as applicable, shall

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withhold from the shares of Common Stock, the number of shares necessary to satisfy Seal Fleet's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' fair market value as of the date income is recognized.

9.      CAPITAL ADJUSTMENTS

         The number and price of Common Stock covered by each award of options and/or Restricted Shares and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

10.     CHANGE OF CONTROL

         Notwithstanding the provisions of Section 9, in the event of a change of control, all share restrictions on all Restricted Shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this plan, a "change of control" of Seal Fleet shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Seal Fleet representing 25.0% or more of the combined voting power of Seal Fleet's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Seal Fleet Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Seal Fleet Board serving under an Incumbent Board, shall be, for purposes of this clause
(b), considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Seal Fleet occurs, unless such merger or consolidation shall have been affirmatively recommended to Seal Fleet's stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of Seal Fleet, by someone other than the current management of Seal Fleet seeking stockholder approval of a plan of reorganization, merger or consolidation of Seal Fleet with one or more corporations as a result of which the outstanding shares of Seal Fleet's securities are actually exchanged for or converted into cash or property or securities not issued by Seal Fleet unless the reorganization, merger or consolidation shall have been affirmatively recommended to Seal Fleet's stockholders by a majority of the Incumbent Board.

11.     APPROVALS

         The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, including gaming regulatory agencies.

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12.     EFFECTIVE DATE OF PLAN

         The effective date of the Plan is August 14, 1996.

13.     TERM AND AMENDMENT OF PLAN

         This Plan shall expire on August 14, 2006 (except to options and Restricted Shares outstanding on that date). The Seal Fleet's Board may terminate or amend the Plan in any respect at any time, except that, no change may be made which would cause any award under the Plan not to comply with Rule 16b-3 of the Exchange Act. No action of the Seal Fleet Board or Seal Fleet's stockholders, however, may, without the consent of an optionee or Restricted Shares grantee, alter or impair such Participant's rights under any option or Restricted Shares previously granted.

14.     NO RIGHT OF EMPLOYMENT

         Neither the action of Seal Fleet in establishing this Plan, nor any action taken by any Board of Seal Fleet or any Subsidiary or the Committee, nor any provision of the Plan itself, shall be construed to limit in any way the right of Seal Fleet to terminate a Participant's employment or association at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that Seal Fleet will employ an employee in any particular position nor ensure participation in any future compensation or stock purchase program.

15.     WITHHOLDING TAXES

         Seal Fleet or the Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Stock under the Plan. Whenever under the Plan, Common Stock is to be delivered upon vesting of Restricted Shares or exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Participant remit or provide for the withholding of an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

16.     PLAN NOT A TRUST

         Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between Seal Fleet and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Seal Fleet pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of Seal Fleet.

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17.     NOTICES

         Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

18.     SEVERABILITY OF PROVISIONS

         If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

19.     PAYMENT TO MINORS, ETC.

         Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, Seal Fleet and other parties with respect thereto.

20.     HEADINGS AND CAPTIONS

         The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

21.     CONTROLLING LAW

         This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

22.     ENFORCEMENT OF RIGHTS

         In the event Seal Fleet or a Participant is required to bring any action to enforce the terms of this Plan, the prevailing party shall be reimbursed by the non-prevailing party for all costs and fees, including actual attorney fees, for bringing and pursuing such action.

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                                   SCHEDULE A



                                SEAL FLEET, INC.

                          1996 LONG-TERM INCENTIVE PLAN
                              INITIAL OPTION GRANTS



         Type of Options:    Non-Statutory

         Exercise Price
          of Options:        *

         Vesting Schedule
          of Options         100% on August 14, 1996

          Grantee               No. of Shares
          -------               -------------
          J. Erik Hvide              40,000
          Donald L. Caldera          40,000
          James S. Goodner           80,000
          Thomas M. Ferguson        240,000

                                    -------
              Total Shares          400,000









         ----------------------------
         * The exercise price shall be calculated based upon the average closing bid price of the Common Stock of Seal Fleet, Inc. for the five trading days immediately preceding the day of grant or August 14, 1995.










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                                   SCHEDULE B



                                SEAL FLEET, INC.

                   1996 LONG-TERM INCENTIVE PLAN ("1996 LTIP")
                        NON-STATUTORY STOCK OPTION GRANT



Participant:                                    Date of Grant:
Grant No.:                                      Option Exercise Price:
Type of Option:  Non-Qualified                  Option Shares:

         Subject to the terms of the 1996 LTIP and pursuant to this stock option grant, Seal Fleet, Inc. (the "Company") hereby grants the option to purchase the above described number of shares of Seal Fleet Class A Common Stock exercisable at the Option Exercise Price stated above.

         Options granted thereunder shall be exercisable only to the extent of "vesting." Vesting occurs when the Participant remains continuously employed or associated with the company or its subsidiaries on the date upon which options are scheduled to vest in order to have any right to exercise such options which are scheduled to vest thereafter. If the Participant has failed to remain continuously employed or associated with the Company or its subsidiaries on a date upon which options are scheduled to vest, the Participant shall have no right to nor be entitled to exercise those options or any other options which may be scheduled to vest thereafter. The stock options under this stock option grant shall vest 100% as of the Date of Grant.

         Except as may be otherwise provided in the 1996 LTIP, vested options granted thereunder shall expire the earlier of either: (i) ten (10) years after the Date of Grant; (ii) two (2) years after the Participant's retirement from the Company or any of its subsidiaries after the Employee attains the age of 62 years; (iii) one (1) year after the date of the Participant's death; or (iv) three (3) months after the Employee's termination from the Company or any of its subsidiaries for reasons other than death or retirement after attaining the age of 62 years.

         This grant is made pursuant to the terms of conditions of the 1996 LTIP, a copy of which is attached hereto as Exhibit "A," and by this reference made a part hereof.

         In witness whereof, the undersigned executes this stock option grant as of the first date set forth herein:

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SEAL FLEET, INC.



By:
           ----------------------------------------------

Its:
           ----------------------------------------------

Accepted and agreed to as of the Date of Grant:
Name:                              Social Security No.:
      ----------------------------                     --------------------

Residence Address:
                   ------------------------------------------------------------

















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                                   SCHEDULE C



                           ELECTION TO EXERCISE OPTION

To:

         The undersigned hereby irrevocably elects to purchase ______ shares of common stock ("Common Stock") of Seal Fleet, Inc. (the "Company") issuable upon the exercise of the attached non-statutory stock option (the "Option"), and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if said number of shares shall not be all the shares which may be purchased pursuant to the Option, that a new option evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. [The undersigned hereby agrees with and represents to the Company that said shares of Common Stock are acquired for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933.]

         Payment enclosed in the amount of $______________

         Dated:  _________________________________________

         Signature:  _____________________________________

         Address:  _______________________________________

                   _______________________________________
















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